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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                                  ____________

                                    Form 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):           June 20, 1997


                                                   BAY MEADOWS OPERATING
CALIFORNIA JOCKEY CLUB                             COMPANY
----------------------------                       ----------------------------
(Exact name of registrant                          (Exact name of registrant
as specified in its charter)                       as specified in its charter)

     Delaware                                      Delaware
----------------------------                       --------------------------
(State of Incorporation)                           (State of Incorporation)

001-9319                                           001-9320
----------------------------                       -------------------------
(Commission File Number)                           (Commission File Number)

94-0358820                                         94-2878485
---------------------------------                  ----------------------------
(IRS Employer Identification                       (IRS Employer Identification
Number)                                            Number)

2600 South Delaware Street                         2600 South Delaware Street
San Mateo, California  94403                       San Mateo, California  94403
----------------------------                       ----------------------------
(Address of principal                              (Address of principal
executive offices)                                 executive offices)

(415) 573-4514                                     (415) 573-7223
------------------------------                     ----------------------------
(Registrant's telephone                            (Registrant's telephone
number, including area code)                       number, including area code)

(former name or address,                           (former name or address,
if changed since last report)                      if changed since last report)

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Item 5.  Other Events.

                 On June 20, 1997, California Jockey Club ("Cal Jockey") and Bay Meadows Operating Company ("Bay Meadows") filed a joint registration statement with the Securities and Exchange Commission (the "Commission") that, upon being declared effective by the Commission, would allow the issuance from time to time of shares of common and preferred stock at an aggregate public offering price of, for Cal Jockey and Bay Meadows, up to $500,000,000. The shares of Cal Jockey and Bay Meadows common stock are paired and trade as a single unit on the American Stock Exchange.

                 A copy of the Joint Press Release of Cal Jockey and Bay Meadows dated June 20, 1997 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)     The following exhibit is filed as part of this Report:

                 99.1 Joint Press Release of California Jockey Club and Bay Meadows Operating Company dated June 20, 1997.
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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated:  June 23, 1997

CALIFORNIA JOCKEY CLUB                     BAY MEADOWS OPERATING
                                           COMPANY



By: /s/ Kjell H. Qvale                     By:  /s/ F. Jack Liebau
   ------------------------------             --------------------------------
   Name:   Kjell H. Qvale                     Name:   F. Jack Liebau
   Title:  Chairman of the Board              Title:  President and
                                                      Chief Executive Officer
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                                 EXHIBIT INDEX

Exhibits
--------

  99.1     Joint Press Release.